Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports Fourth Quarter 2020 Results
Singapore – November 18, 2020 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its fourth fiscal quarter ended October 3, 2020. The Company reported fourth quarter net revenue of $177.7 million, net income of $15.8 million and non-GAAP net income of $18.0 million.
During its fourth fiscal quarter, K&S repurchased $8.8 million of common stock in open market transactions at an average price of $22.68 per share. The Company also recorded a quarterly dividend equivalent of $0.12 per share during its fourth fiscal quarter.

Quarterly Results - U.S. GAAP
	Fiscal Q4 2020	Change vs. Fiscal Q4 2019	Change vs. Fiscal Q3 2020
Net Revenue	$177.7 million	up 27.1%	up 18.1%
Gross Profit	$88.9 million	up 35.9%	up 28.1%
Gross Margin	50.0%	up 320 bps	up 390 bps
Income from Operations	$23.0 million	up 198.7%	up 109.1%
Operating Margin	12.9%	up 740 bps	up 560 bps
Net Income	$15.8 million	up 146.9%	up 41.1%
Net Margin	8.9%	up 430 bps	up 150 bps
EPS – Diluted	$0.25	up 150%	up 38.9%
Quarterly Results - Non-GAAP

	Fiscal Q4 2020	Change vs. Fiscal Q4 2019	Change vs. Fiscal Q3 2020
Income from Operations	$25.2 million	up 126.2%	up 96.9%
Operating Margin	14.2%	up 620 bps	up 570 bps
Net Income	$18.0 million	up 93%	up 39.5%
Net Margin	10.1%	up 340 bps	up 150 bps
EPS - Diluted	$0.29	up 107.1%	up 38.1%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Fourth fiscal quarter tax expense of $8.0 million was associated with increased profitability and jurisdictional adjustments. The Company continues to target a long-term effective tax rate of 18%.

Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “During fiscal 2020, we entered into the emerging advanced-LED market, expanded advanced packaging engagements and returned $85 million through the repurchase and dividend programs. Our dedicated global workforce, financial position, and commitment to development have facilitated this progress despite the challenging macro-economic environment through fiscal 2020.”

Fiscal Year 2020 Financial Highlights
•Net revenue of $623.2 million.
•Gross margin of 47.8%.
•Net income of $52.3 million or $0.83 per share; non-GAAP net income of $60.3 million or $0.95 per share.
•The Company repurchased a total of approximately 2.5 million shares of common stock at a cost of approximately $55.0 million.

Fourth Quarter Fiscal 2020 Financial Highlights
•Net revenue of $177.7 million.
•Gross margin of 50.0%.
•Net income of $15.8 million or $0.25 per share; non-GAAP net income of $18.0 million or $0.29 per share.
•Cash, cash equivalents, and short-term investments were $530.1 million as of October 3, 2020.

First Quarter Fiscal 2021 Outlook
The Company currently expects net revenue in the first fiscal quarter of 2021, ending January 2, 2021, to be approximately $230 million to $250 million, and expects non-GAAP EPS to be approximately $0.48 to $0.58. This steep sequential demand improvement is driven by strength in the Company’s general semiconductor and LED end-markets.

Looking forward, Fusen Chen commented, "Our entry into the advanced display market combined with 5G adoption, smartphone recovery and general semiconductor unit growth improvement are increasing demand for our core products and services. In addition to the positive near-term outlook, we remain strategically focused to support fundamental technology transitions in the advanced packaging, automotive and display markets.”

Earnings Conference Call Details
A conference call to discuss these results will be held tomorrow, November 19, 2020, beginning at 8:00am EST. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through November 21st by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13694867. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.
Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

Management has not reconciled its outlook for non-GAAP Diluted EPS to Diluted EPS for Q1F21 as it does not provide guidance on the reconciling items between Diluted EPS and non-GAAP Diluted EPS, as a result of the uncertainty regarding, and the potential variability of, these items. The actual amount of such reconciling items could have a significant impact on our non-GAAP Diluted EPS and, accordingly, a reconciliation of Diluted EPS to non-GAAP Diluted EPS for Q1F21 is not available without unreasonable effort.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future (kns.com).
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the effects of the COVID-19 pandemic on our business, and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed on November 15, 2019, our Quarterly Reports on Form 10-Q filed on April 30, 2020, and July 30, 2020, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Twelve months ended
	October 3, 2020	September 28, 2019	October 3, 2020	September 28, 2019
Net revenue	$177,688	$139,827	$623,176	$540,052
Cost of sales	88,803	74,389	325,201	285,462
Gross profit	88,885	65,438	297,975	254,590

Operating expenses:
Selling, general and administrative	28,101	25,723	107,947	107,785
Research and development	35,553	28,560	123,459	116,169
Amortization of intangible assets	1,920	1,823	7,371	7,412
Restructuring	263	1,639	689	1,614
Total operating expenses	65,837	57,745	239,466	232,980
Income from operations	23,048	7,693	58,509	21,610
Other income / (expense):
Interest income	653	3,485	7,541	15,132
Interest expense	(26)	(918)	(1,716)	(2,055)
Income before income taxes	23,675	10,260	64,334	34,687
Income tax expense / (benefit)	8,013	3,804	11,998	22,910
Share of results of equity-method investee, net of tax	(122)	52	36	124
Net income	$15,784	$6,404	$52,300	$11,653

Net income per share:
Basic	$0.26	$0.10	$0.83	$0.18
Diluted	$0.25	$0.10	$0.83	$0.18

Cash dividends declared per share	$0.12	$0.12	$0.48	$0.48

Weighted average shares outstanding:
Basic	61,791	63,401	62,828	65,286
Diluted	62,411	64,251	63,359	65,948

	Three months ended		Twelve months ended
Supplemental financial data:	October 3, 2020	September 28, 2019	October 3, 2020	September 28, 2019
Depreciation and amortization	$5,142	$5,303	$19,739	$20,304
Capital expenditures	5,964	2,517	14,514	11,829
Equity-based compensation expense:
Cost of sales	147	161	744	632
Selling, general and administrative	2,965	2,632	11,071	10,503
Research and development	851	767	3,204	3,197
Total equity-based compensation expense	$3,963	$3,560	$15,019	$14,332

	As of
	October 3, 2020	September 28, 2019
Backlog of orders [1]	$127,924	$104,711
Number of employees	2,836	2,614
1.Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	October 3, 2020	September 28, 2019
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$188,127	$364,184
Short-term investments	342,000	229,000
Accounts and notes receivable, net of allowance for doubtful accounts of $968 and $597 respectively	198,640	195,830
Inventories, net	111,809	89,308
Prepaid expenses and other current assets	19,620	15,429
TOTAL CURRENT ASSETS	860,196	893,751

Property, plant and equipment, net	59,147	72,370
Operating right-of-use assets	22,688	—
Goodwill	56,695	55,691
Intangible assets, net	37,972	42,651
Deferred tax assets	8,147	6,409
Equity investments	7,535	6,250
Other assets	2,186	2,494
TOTAL ASSETS	$1,054,566	$1,079,616

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Short term debt	$—	$60,904
Accounts payable	57,688	36,711
Operating lease liabilities	5,903	—
Accrued expenses and other current liabilities	76,762	64,533
Income taxes payable	17,540	12,494
TOTAL CURRENT LIABILITIES	157,893	174,642

Financing obligation	—	14,207
Deferred tax liabilities	33,005	32,054
Income taxes payable	74,957	80,290
Operating lease liabilities	18,325	—
Other liabilities	12,392	9,360
TOTAL LIABILITIES	296,572	310,553

SHAREHOLDERS' EQUITY
Common stock, no par value	539,213	533,590
Treasury stock, at cost	(394,817)	(349,212)
Retained earnings	616,119	594,625
Accumulated other comprehensive loss	(2,521)	(9,940)
TOTAL SHAREHOLDERS' EQUITY	$757,994	$769,063

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,054,566	$1,079,616

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	October 3, 2020	September 28, 2019	October 3, 2020	September 28, 2019
Net cash provided by / (used in) operating activities	$31,731	$(17,214)	$94,412	$65,967
Net cash (used in) / provided by investing activities, continuing operations	(151,820)	17,094	(125,957)	47,468
Net cash (used in) /provided by financing activities, continuing operations	(15,191)	(32,567)	(145,809)	(71,318)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1,632	859	1,297	919
Changes in cash, cash equivalents and restricted cash	(133,648)	(31,828)	(176,057)	43,036
Cash, cash equivalents and restricted cash, beginning of period	321,775	396,012	364,184	321,148
Cash, cash equivalents and restricted cash, end of period	$188,127	$364,184	$188,127	$364,184

Short-term investments	342,000	229,000	342,000	229,000
Total cash, cash equivalents, restricted cash and short-term investments	$530,127	$593,184	$530,127	$593,184

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(In thousands, except percentages)
(unaudited)

	Three months ended
	October 3, 2020	September 28, 2019	June 27, 2020
Net revenue	$177,688	$139,827	$150,450
U.S. GAAP income from operations	23,048	7,693	10,971
U.S. GAAP operating margin	13.0%	5.5%	7.3%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$1,920	$1,823	$1,814
Restructuring	263	1,639	—
Non-GAAP income from operations	$25,231	$11,155	$12,785
Non-GAAP operating margin	14.2%	8.0%	8.5%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Twelve months ended	Three months ended
	October 3, 2020	October 3, 2020	September 28, 2019	June 27, 2020
Net revenue	$623,176	$177,688	$139,827	$150,450
U.S. GAAP net income	52,300	15,784	6,404	11,151
U.S. GAAP net margin	8.4%	8.9%	4.6%	7.4%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	$7,371	$1,920	$1,823	1,814
Restructuring	689	263	1,639	—
Income tax expense- Tax Reform	—	—	(300)	—
Net income tax (benefit)/expense on non-GAAP items	(85)	16	(250)	(23)
Total non-GAAP adjustments	7,975	2,199	2,912	1,791
Non-GAAP net income	60,275	17,983	9,316	12,942
Non-GAAP net margin	9.7%	10.1%	6.7%	8.6%

U.S. GAAP net income per share:
Basic	0.83	0.26	0.10	0.18
Diluted(a)	0.83	0.25	0.10	0.18

Non-GAAP adjustments per share:(b)
Basic	0.13	0.04	0.05	0.03
Diluted	0.12	0.04	0.04	0.03

Non-GAAP net income per share:
Basic	$0.96	$0.30	$0.15	$0.21
Diluted(c)	$0.95	$0.29	$0.14	$0.21

Weighted average shares outstanding:
Basic	62,828	61,791	63,401	62,313
Diluted(b)	63,359	62,411	64,251	62,833
Net revenue
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.